Exhibit 99.4

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Case Numbers 08-14285, 08-14326, 08-14283-rdd

In the Matter of:

E-SMART TECHNOLOGIES, INC.,

INTERMARKET VENTURES, INC.,

IVI SMART TECHNOLOGIES, INC.,

Debtors.

U.S. Bankruptcy Court

One Bowling Green

New York, New York

April 29, 2009

11:24 a.m.

BEFORE:

HON. ROBERT D. DRAIN

U.S. BANKRUPTCY JUDGE

HEARING re Motion to Dismiss Chapter 7 Involuntary Petition filed by E-Smart Technologies, Inc.

HEARING re Motion to Dismiss Involuntary Petition filed by Intermarket Ventures, Inc.

HEARING re Joint Motion for Protective Order E-Smart Technologies and Intermarket Ventures, Inc.

HEARING re Debtors’ Motion to Compel Involuntary Petitioners to Post a Bond and Reply to Petitioners’ Response to Alleged Debtors’ Dismissal Motions

Transcribed by: Sharona Shapiro

APPEARANCES:

BACKENROTH, FRANKEL & KRINSKY, LLP

Attorneys for Debtors
489 Fifth Avenue,
New York, NY 10017

BY:	ABRAHAM BACKENROTH, ESQ.

BRUCE D. ATHERTON & ASSOCIATES, PLLC

Attorneys for Creditors 455 South Fourth Street Starks Building, Suite 1450 Louisville, KY 40202

BY:	BRUCE D. ATHERTON, ESQ.

PROCEEDINGS

MR. BACKENROTH: Good morning, Your Honor, Abraham Backenroth on behalf of the prospective debtors. What we have before the Court today is a motion to dismiss the involuntary petitions. To begin with, I want to make a general comment that involuntary petitions, by their very nature, have the possibility of abuse. Think about it for a moment. Let’s suppose —

THE COURT: I understand that proposition.

MR. BACKENROTH: Yes.

THE COURT: You don’t need to get into that.

MR. BACKENROTH: Yes, you have a bona fide —

THE COURT: Let me just ask you, are these operating entities?

MR. BACKENROTH: Yes. Well —

THE COURT: They’re conducting business?

MR. BACKENROTH: The E-Smart is the operating entity. The other entities own stock in the company. E-Smart is the public company. The other two are private companies. I made a mistake as to one of those but those two are private.

THE COURT: But E-Smart is conducting business at this time?

MR. BACKENROTH: Yes. What it has is a technology which it is developing where the credit card can be triggered by fingerprint so that it avoids a possibility of fraud, etcetera. There is a big issue with the credit card industry of how to prevent somebody else from using somebody else’s credit card and this technology is meant to deal with it.

THE COURT: Okay.

MR. BACKENROTH: Basically, the Congress has said and Second Circuit in BDC specifically says that there’s a gatekeeper issue, a gatekeeper jurisdictional issue. In other words, before you get to issues like are they paying their debts in the ordinary course, is it a good faith filing, abstention issues — there are many issues, of course, which in fact would be brought up in these proceedings, but there’s a gatekeeper jurisdictional issue before you get to all of that stuff. And that’s the question of whether or not the claims, which is the basis of the involuntary petition, are in bona fide dispute. That is not a determination where Your Honor makes a fact-finding determination as to what is the claim or not the claim, but it’s a determination of whether or not there is a bona fide dispute as to the claim, whether legally or factually.

We believe that, at best, the claims are claims which are in bona fide dispute. These are the type of claims that should be litigated in state court. This is not the type of claims that should be allowed to trigger an involuntary petition and cause enormous expense upon a company that is operating — at least the middle one is operating, the other two are holding companies — and force it to fight for its life based upon these type of claims.

I prepared a schedule which I would like to go through and to update because there’s some additional issues that did not appear on the schedule concerning the particular three petitions and why we believe that the claims, at best, are in bona fide dispute. These are not the type of claims that should trigger jurisdictionally the right to be in this courtroom as opposed to state court where they can pursue their claims. Just going down the list —

THE COURT: Is this different than what you’ve attached to your —

MR. BACKENROTH: Let me just update the list, so perhaps Your Honor has gone through the list and I will just update the few additional items because we did not take a look, unfortunately, on the amended Intermarket petition, so I would like to address that in addition to what is already on the schedule because they were two additional claims that were added in that amended petition which I just want to address quickly. One was the claim of Kevin —

THE COURT: I’m sorry, sir, which debtor are you on now?

MR. BACKENROTH: Intermarket. In other words, they were —

THE COURT: Okay. No, I got you.

MR. BACKENROTH: Okay. So there was the claim of Kevin Kwalk (ph.) which allegedly is a loan made in June 2000 due July 2000 of — you’re talking about, at best, a claim that has on its face a statute of limitation defense aside from the question of the legitimacy of the claim. We don’t reflect that obligation. I am told, but I haven’t confirmed, that this is a shareholder and this is not a claim obligation. But in any event, under the California Code of Civil Procedures, Section 336(a) which is similar to New York’s statute, there’s a six year statute of limitation. July of 2000, the claim would have expired in 2006 and we’re in 2009. That was one item.

THE COURT: Well, so —

MR. BACKENROTH: It’s contingent —

THE COURT: — there have been no payments on this loan?

MR. BACKENROTH: No. In other words, this is something that is outstanding since the year of 2000. And we believe, and again, I haven’t been able to get a definitive response but I understand that this is not a creditor obligation but this is a shareholder situation. That’s what I’m told. But again, I haven’t researched that in great detail, but on its face —

THE COURT: Well, has the person who told you that — is that person here?

MR. BACKENROTH: Yes.

THE COURT: All right, you can continue.

MR. BACKENROTH: Yes, I mean —

THE COURT: Okay.

MR. BACKENROTH: Right, we were not going to conduct an evidentiary hearing, but —

THE COURT: No, but I mean, I would need a sworn declaration or a statement under penalty of perjury as to the assertion that this doesn’t appear in the books and records, there’s no loan document, etcetera.

MR. BACKENROTH: We can do that. As I said, unfortunately when we did this analysis we didn’t pick up that amended petition. That’s why I’m addressing it orally at this moment. But we can submit an affidavit to that effect. It does not appear on the books and records. This is not a legitimate creditor. In addition to the statute of limitations which is, on its face, I think a defense —

THE COURT: Well, who is the person who would say that?

MS. POON: Your Honor, I —

THE COURT: No, let me — so you’re —

MR. BACKENROTH: Ms. Poon.

THE COURT: Ms. Poon. Okay. And so what is your proffer of what she would swear to?

MR. BACKENROTH: That this is not a creditor obligation, that the amount does not appear on the books and records, the amount is not owed, and it is only a shareholder obligation.

THE COURT: Well, let me make sure both I and Ms. Poon understand that. Loans can be made by shareholders as a creditor. So I’m assuming what you mean when you say it is only a shareholder obligation is that if there were any money claimed by Mr. Kwalk, it would be in his capacity as a shareholder?

MR. BACKENROTH: That’s correct.

THE COURT: That he’s not extended credit, he’s not extended a loan —

MR. BACKENROTH: It’s not a loan obligation.

THE COURT: — to Intermarket Ventures?

MR. BACKENROTH: That’s correct.

THE COURT: And it’s not a guarantee by Intermarket Ventures of any loan or extension of credit he’s made to any of the other debtors?

MR. BACKENROTH: Right. It’s not a loan in any capacity whatsoever.

THE COURT: All right.

MR. BACKENROTH: It’s a shareholder obligation.

THE COURT: So Ms. Poon, you’ve heard that proffer, would you say under penalty of perjury that that’s correct?

MS. POON: Yes. As I know, Kevin Kwalk is only a shareholder of E-Smart and he has nothing to do with Intermarket.

THE COURT: All right.

MR. BACKENROTH: The other item, just to update the list, is Mr. Barrett (ph.) was added as a potential petition in Intermarket as well. The same objections that apply to the rest of it would apply to him as well, that this is based on a constructive termination claim, and I think that’s certainly something which is in bona fide dispute. It’s not the type of a creditor that would be entitled to file an involuntary petition. Norton was also added to the Intermarket petition. That’s based on an unsigned contract which is with E-Smart as opposed to Intermarket.

THE COURT: I’m sorry, who are you referring to now?

MR. BACKENROTH: Norton.

MS. POON: No.

MR. BACKENROTH: Excuse me, not —

MS. POON: Richard Barrett.

MR. BACKENROTH: Oh, I’m sorry. I misspoke. Barrett was what I said before —

THE COURT: All right.

MR. BACKENROTH: — that Barrett, it’s the same objection as to the rest of them. It was added as a petitioning creditor. The Intermarket situation, it’s the same objection. It’s based on a constructive termination claim which certainly is in bona fide dispute. In fact, Intermarket is not even on the alleged employment contract that he attaches. It’s with E-Smart. And that claim against

Intermarket is based upon the bald allegation that they’re all one and the same and therefore, you know, that they’re obliged for that. Now you’re talking about piercing the corporate veil, which obviously is something involved in a bona fide dispute type of situation.

THE COURT: So it’s Intermarket’s position that Mr. Barrett was not an employee of Intermarket?

MR. BACKENROTH: That’s exactly correct.

THE COURT: In addition to the other —

MR. BACKENROTH: That’s right.

THE COURT: — disputes that it’s raised at the E-Smart level?

MR. BACKENROTH: Right. And as I understand it, their claim is an assertion of piercing the corporate veil, one ball of wax entity, which certainly is a bona fide dispute type of claim and not what rises to the level of allowing someone to participate as an involuntary petitioner. That’s basically the position of the debtor that the gatekeeper issue, which is the issue of the involuntary and the right to file a petition that at this stage the proceedings should be dismissed. This has caused serious problems to E-Smart. This is a company that goes out into the equity market and raises money to fund its production and technology. And these are not the type of claims that should be allowed to put us through this process. And so if the Court were to deny the motion, of course there are other issues, but right now we’re talking about the gatekeeper issue which is a jurisdictional issue. Thank you very much, Your Honor.

THE COURT: You have no other updates on the other debtors?

MR. BACKENROTH: I’m sorry, Your Honor?

THE COURT: No other updates on the other debtors?

MR. BACKENROTH: Let me just double check to see that is correct. Yes, Your Honor, that’s correct. The rest of it is already in that schedule and dealt with in the papers.

THE COURT: Okay.

MR. ATHERTON: Good morning, Your Honor. Bruce Atherton appearing for the petitioning creditors in all three cases. I think, as the Court knows, there was a change of counsel which gave rise to the last continuance of this case before we came here.

I believe that Mr. Backenroth and Mr. Frankel are under the misimpression, particularly in conversations I’ve had with Mr. Frankel, of some of the facts. The first fact goes directly to what the Court asked when we first started this: Are these companies operating companies? They are not operating companies. They are one company seeking capital, as Mr. Backenroth just said. The others have no income, no assets. They keep seeking money continually, over and over again, to put into E-Smart through different methodologies, including Intermarket and including IVI.

THE COURT: Well, so you dispute that E-Smart is conducting business?

MR. ATHERTON: Conducting business — the only business it’s conducting is the attempt to acquire capital in order to put the business forward. It has had less value in its assets than its debts since the day it was formed. That’s all they’ve ever done. That’s been the biggest problem.

What we have here, Your Honor — and I will agree with Mr. Backenroth, there is one asset throughout these three entities, and that is the Smart Card. It also has not only applications through the credit card industry. It has application through the Armed services. It has application through security services throughout the world. I believe that at least at this point in time our information is that a great amount of information has been sent through South Korea through its president, Mary Grace. And they’re trying to utilize that process now. But we have no information or anything else that shows that.

If I may, Your Honor, if you look back through where we are here, we know that none of the companies have any revenues. All they’ve tried to do is raise money through E-Smart, and that has on occasion been done through Intermarket. IVI—

THE COURT: Is this —

MR. ATHERTON: IVI, before this whole —

THE COURT: I’m sorry, is this in any of the papers? Is there any —

MR. ATHERTON: I believe it is, Your Honor.

THE COURT: What?

MR. ATHERTON: I believe it is, Your Honor. IVI —

THE COURT: Where does it appear in your pleading?

(Pause)

MR. ATHERTON: Your Honor, I will stand corrected to the extent that it’s stated out specifically in something I wrote or something someone else wrote. But if you will note that the 10-Q has been attached to the E-Smart Technologies original motion to dismiss and it shows that there are no assets in the company.

THE COURT: Okay. Well, why don’t we get to the issue that’s really before the Court. I asked Mr. Backenroth the question I asked him because generally speaking, although going into a bankruptcy case is something that — the potential harm of going into a bankruptcy case is something that Congress obviously was focused on. It seems to me that there is particular harm in going into a Chapter 7 liquidation case, particularly for a business that is operating. So that’s really the basis for my —

MR. ATHERTON: Your Honor, I fully understand, and you know —

THE COURT: Let’s turn to the issue of —

MS. POON: Your Honor, may I jump in here for just a second?

THE COURT: No, no, that’s fine. Let’s turn to the issue of whether the petitioning creditors have contingent unliquidated claims that are not in dispute.

MR. ATHERTON: Your Honor, we have with us here today Mr. Russo, who is a petitioning creditor and is owed right now — the background for him and one of the defenses they used as well, he never sent us a bill. He was employed by the company itself.

THE COURT: Which company?

MR. ATHERTON: He was by both E-Smart and for IVI.

THE COURT: I’m sorry, what?

MR. ATHERTON: E-Smart and IVI, Your Honor.

THE COURT: Two of the three?

MR. ATHERTON: Yes, Your Honor.

THE COURT: All right.

MR. ATHERTON: Mr. Borowick (ph.) —

THE COURT: Now, let’s go creditor by creditor —

MR. ATHERTON: Certainly.

THE COURT: — and company by company.

MR. ATHERTON: Certainly.

THE COURT: Let’s start with IVI Smart. What is the basis for the contention that Mr. Russo is owed a fixed liquidated amount of 100,100 dollars?

MR. ATHERTON: Mr. Russo was retained as an independent consultant to help them with their documentation and their accounting which supported not only their company but also E-Smart for their filings. But the work that was done for the 100,000 dollars was for IVI.

THE COURT: Is there an engagement letter?

MR. ATHERTON: There is not an engagement for Mr. Russo. He worked there with them and worked on their premises for quite some period of time.

THE COURT: They share a premises, right?

MR. ATHERTON: They do, Your Honor.

THE COURT: Was he ever paid any money by IVI Smart?

MR. ATHERTON: He was paid 50,000 dollars, Your Honor.

THE COURT: By IVI Smart?

MR. ATHERTON: Yes, Your Honor.

THE COURT: For this particular work?

MR. ATHERTON: For this particular work or for the work you did in general?

MR. RUSSO: Just paid on account.

MR. ATHERTON: He was paid on account for the work he did in general. I know that doesn’t help the Court. We tried to make these separations. Mr. Lucas has his claim —

THE COURT: Well, no, no —

MR. ATHERTON: I’m sorry.

THE COURT: I’m still — (Pause)

THE COURT: All right, that statement is flatly contradicted by his affidavit.

MR. ATHERTON: I beg your pardon, Your Honor?

THE COURT: The statement he just made through you, and I saw him making it —

MR. ATHERTON: I understand, Your Honor.

THE COURT: — is flatly contradicted by his affidavit which says in paragraph 6, “I have never received any compensation towards the services rendered by Russo Corporation for IVI Smart.”

(Pause)

MR. ATHERTON: Your Honor, at this juncture I’m without a response to make to that.

THE COURT: Okay. When was the bill or summary that’s attached as an exhibit to his affidavit prepared, for February, March, April, May and June of 2008?

MR. ATHERTON: Your Honor, he says he submitted in the fall of 2008.

THE COURT: Was this statement of services rendered ever submitted to IVI Smart?

MR. ATHERTON: Did you?

Your Honor, I don’t know if you can hear him —

THE COURT: I think I heard him say there was never a normal billing.

MR. ATHERTON: He said there was never a normal billing. He submitted it to Mary Grace, the president.

THE COURT: When was this —

MR. ATHERTON: His statement was filed in 2008, Your Honor.

THE COURT: No, I’m referring — that was when it was prepared. When was this statement, “Services of Russo Corporation for IVI Smart Technologies” submitted to IVI Technologies for collection?

MR. RUSSO: It was only discussed. It was never prepared in writing until I was asked —

MR. ATHERTON: But you never submitted it?

MR. RUSSO: It wasn’t a relationship that we could —

MR. ATHERTON: He said he never submitted it to him, Your Honor.

THE COURT: Okay. Why don’t we move on to David — well, whoever you’re relying on for IVI Smart?

MR. ATHERTON: Your Honor, looking at IVI, your next one would be Mr. Lucas, a 1,500 dollar claim. In fact, he has submitted an affidavit that it’s only a 750 dollar claim, that he had a — we had tendered to the Court his response in the affidavit. And in fact, he says that the 750 dollars was for IVI and the 750 dollars was for E-Smart.

(Pause)

THE COURT: Okay.

MR. ATHERTON: Your Honor, I’m going to find that and mark your files as to it. Mr. Barrett is an interesting indication as to the arguments that you have here. The documentation giving rise to his employment were attached as an exhibit in our response. And yet they come back and say that he was not constructively paid. Mr. Barrett says well, one of the two things. He was never paid for the duties he did and he was never paid for his termination. So you enter a Catch-22 situation. You know, he’s to be paid for one or the other but he’s not been paid for either.

Mr. Williams, as late as last year, received documentation that he remained upon the board of directors for IVI and in fact did not receive the payment that he was supposed to in the amount of 1,750. And he says the board of directors — now we’re confronting the allegation that he is no longer a member of the board of directors but in fact there’s been nothing taken off, he has never resigned.

THE COURT: Well, what is the basis for the 1,750 dollars?

MR. ATHERTON: Those were expenses that he incurred as a member of the board of directors.

(Pause)

THE COURT: That’s contradicted by his affidavit.

MR. ATHERTON: I’m sorry, whose, Your Honor?

THE COURT: That’s contradicted by his affidavit in which he said, “During my time on the board I provided 1,750 in fees for legal advice and services related to the formation and administration of the corporation.”

MR. ATHERTON: Well, he’s advised me that it was for — as I represented to the Court, Your Honor.

THE COURT: His expenses?

MR. ATHERTON: Yes, Your Honor.

THE COURT: All right. He attaches no expense information.

MR. ATHERTON: I don’t think that as a member of the board of directors he could also act as counsel.

THE COURT: I agree.

MR. ATHERTON: Your Honor, just for you to have — I was trying to bring up to you the issue on Mr. Lucas, and his division is actually set forth in the IVI Smart Technology’s motion to dismiss and the attachments that they have there. It shows his accounting that was sent to them which is different. It shows the split between the 1,500 dollars —

THE COURT: Does he agree with that?

MR. ATHERTON: He agrees with it, Your Honor.

THE COURT: Is that in the record anywhere?

MR. ATHERTON: I’m sorry?

THE COURT: Is that in the record anywhere?

MR. ATHERTON: We conceded to that in the response that we filed in our response to the motion to dismiss.

THE COURT: And you had authority to concede that as counsel to the petitioning creditors?

MR. ATHERTON: For Mr. Lucas, yes.

THE COURT: Okay. Can you go back with me again on Huffman (ph.)?

MR. ATHERTON: I’m sorry?

THE COURT: On Mr. Huffman.

MR. ATHERTON: Mr. Huffman, yes, Your Honor.

(Pause)

MR. ATHERTON: Yes, Your Honor.

THE COURT: Okay. So I have an unsigned employment agreement for Huffman and then an affidavit that says he’s owed money as a litigation consultant.

MR. ATHERTON: That is correct, Your Honor.

THE COURT: So should I disregard the employment agreement? Should I disregard the employment agreement?

MR. ATHERTON: I think you would have to, Your Honor, because there is no execution of the signing.

THE COURT: Okay. So the reliance is on his affidavit?

MR. ATHERTON: Your Honor, you could. I will call attention to the Court, and again this is documents that are incomplete, but if you will look at the sale and engagement letter, it is sent by Thelen Reid Brown Raysman & Steiner, which is, like, the second or third item after that. It is signed by the attorneys that were counsel for E-Smart and IVI, Mr. Robert E. Kanners, Jr. (ph.). Mr. Huffman had not signed that but that is their counsel. He has also signed a confidentiality and nondisclosure agreement. As to whether Mr. Lucas in fact ever signed it and so there is documentation, I have not seen that, but I have seen theirs and their counsel’s.

Your Honor, I’m sure you have two or three other people you want to ask me about.

THE COURT: No, no, this is —

MR. ATHERTON: I would ask —

THE COURT: There are five petitioning creditors for this —

MR. ATHERTON: I understand, Your Honor, and I am not going to bore the Court with what procedurally has transpired that led us to where we are at this particular moment. I would ask the Court for about ten to fifteen minutes if I could make two or three phone calls and I may be able to resolve all of this.

THE COURT: You mean the whole —

MR. ATHERTON: Yes, Your Honor.

THE COURT : — motion?

MR. ATHERTON: Yes, Your Honor.

THE COURT: Okay, I’ll do that. I’ll come back at 11:30.

MR. ATHERTON: Okay. Thank you, Your Honor.

MS. DOLAN: Your Honor, can I say something? I’m Christine Dolan (ph.).

THE COURT: No, not right now.

MS. DOLAN: Okay.

THE COURT: Did I say 12:30?

MR. ATHERTON: 11:30, Your Honor.

THE COURT: 11:30, yes. Oh, I’m sorry —

MR. ATHERTON: 12:30.

THE COURT: 12:30. I was — I thought it was 11. It’s 12.

MR. ATHERTON: Time does fly when you’re having fun.

(Recess from 11:57 a.m. to 12:24 p.m.)

THE COURT: Let’s go ahead. We’re back on the record in E-Smart Technologies and the other two involuntary debtors.

MR. BACKENROTH: Yes, Your Honor, I’m pleased to report to the Court that we’ve reached a voluntary resolution of the motion. The terms are as follows:

The petitions will be withdrawn with prejudice. What I mean by with prejudice is that the petitioning creditors will either directly or indirectly file another petition or instigate others to file another petition. They do have the right, if they so wish to do so, to pursue a claim in state court on their own behalf. That was never our objection. We will meet them there if there is a legitimate claim. If there isn’t we’ll deal with it as well.

And based upon that we are prepared to waive the potential claims of damages against the petitioning creditors and their counsel. That, of course, is based upon the fact that there will be no repetition of a subsequent petition. Should there be one, directly or indirectly, we reserve all our rights.

And just so that Your Honor understands a little bit about what the scope of damages is, and I just want to put it on the record so we all understand it. An issue was raised whether the company operates. The company is not only operating, it has hundreds of millions of dollars of contracts for these cards and is shipping. So apparently they’re past the development stage of the card and they are now at the next stage, so they are really at production. So were this to continue and to inhibit our ability to raise money on the capital markets, there could be huge claims.

Right now, as part of this stipulation, we’re waiving it as long as they keep their part of the bargain. But if there’s going to be another petition, directly or indirectly, by these people, they may have to answer for enormous damages, bonds, etcetera, that may come out of this. And that basically is the stipulation.

Mr. Atherton, did I state the agreement correctly?

MR. ATHERTON: That is correct, Your Honor.

THE COURT: Okay. All right. So you’ll be actually filing a withdrawal of the petitions?

MR. ATHERTON: Yes, Your Honor, we consent to withdraw.

THE COURT: All right. So I don’t need to issue an order then.

MR. BACKENROTH: No, perhaps we’ll submit an order of withdrawal with prejudice.

THE COURT: Well, you could submit an order. I want to have it done promptly. I don’t want to have it hanging out there.

MR. BACKENROTH: When I go back to the office, Judge.

THE COURT: Okay. So there can be an order — a stipulation and order withdrawing the petitions and setting forth the other terms of your agreement as set forth on the record?

MR. ATHERTON: Absolutely, Your Honor.

MR. BACKENROTH: Well, I think, let’s incorporate, Your Honor, what’s on the record without the —

THE COURT: No, I think it’s better to — oh, you can incorporate what was stated. That’s right.

MR. BACKENROTH: Yes, yes, yes.

THE COURT: That’s fine.

MR. BACKENROTH: But make it simpler so that we don’t have to get into all of that.

THE COURT: That’s fine.

MR. BACKENROTH: Thank you very much.

THE COURT: So I’ll look for three individual orders then.

MR. BACKENROTH: Yes. Yes.

THE COURT: Thank you.

IN UNISON: Thank you, Your Honor.

(Proceedings concluded at 12:27 p.m.)

CERTIFICATION

I, Sharona Shapiro, certify that the foregoing transcript is a true and accurate record of the proceedings.

SHARONA SHAPIRO

Veritext LLC
200 Old Country Road
Suite 580
Mineola, New York 11501

Date: May 7, 2009

A

ability 24:20

able 7:18 22:22

Abraham 3:8 4:2

Absolutely 25.21

abstention 5:10

abuse 4:7

account 16:23,24

accounting 16:6 20:21

accurate 27:5

acquire 13:7

act 20:15

added 6:19 10:4,10 10:22

addition 6:17 8:15 11:11

additional 6:4,15,18

address 6:17,19

addressing 8:12

administration 20:7

advice 20:6

advised 20:8

affidavit 8:13 17:7 17:13,20 18:24 19:1 20:2,4 21:16 21:24

agree 13:11 20:16 20:23

agreement 21:16,20 21:20 22:8 25:3,19

agrees 20:24

ahead 23:18

allegation 11:3 19:19

alleged 2:12 11:1

allegedly 7:2

allowed 5:23 12:1

allowing 11:18

amended 6:16,19 8:12

amount 8:25 9:1 13:18 16:3 19:18

analysis 8:11

answer 24:25

apparently 24:17

appear 6:5 8:8,14,25 14:9

appearing 12:15

application 13:15,15

applications 13:14

apply 10:5,6

April 1:19 17:21

arguments 19:7

Armed 13:15

aside 7:4

asked 12:22 14:18 14:19 18:15

assertion 8:8 11:16

asset 13:12

assets 13:1,9 14:16

ASSOCIATES 3:10

assuming 9:5

Atherton 3:10,16 12:14,15 13:6 14:3 14:6,8,11 15:1,9 15:15,17,19,21,23 15:25 16:4,10,14 16:16,19,21,24 17:3,8,11,17,22 18:1,5,8,16,18,22 19:5,24 20:3,8,11 20:14,17,24 21:1,3 21:7,10,12,14,18 21:21,25 22:15,18 22:25 23:2,5,11,13 23:16 25:3,4,7,21

attached 6:12 14:14 17:20 19:8

attaches 11:2 20:12

attachments 20:20

attempt 13:7

attention 22:1

attorneys 3:4,11 22:5

authority 21:5

Avenue 3:5

avoids 4:25

a.m 1:20 23:17

B

B 1:22

back 13:22 19:9 21:8 23:3,18 25:16

Backenroth 3:3,8 4:2,3,10,12,15,17 4:23 5:5 6:13,23 7:1,13,16,25 8:2,4 8:10,21,24 9:9,12 9:14,18,21 10:3,14 10:16,18,21 11:10 11:12,15 12:8,10 12:19,25 13:12 14:18 23:20 25:11 25:16,22 26:1,3,6 26:9

background 15:11

bald 11:3

ball 11:17

bankruptcy 1:1,15 1:24 14:20,21

bargain 24:23

Barrett 10:4,17,18 10:21 11:9 19:6,10

based 6:2 10:6,11,24 11:3 24:6,8

basically 5:5 11:19 25:1

basis 5:14 14:25 16:2 19:22

BDC 5:6

beg 17:8

behalf 4:3 24:3

believe 5:20 6:6 7:18 12:19 13:16 14:6,8

best 5:20 6:6 7:3

better 25:24

bi g 5:1

biggest 13:10

bill 15:12 17:19

billing 18:4,6

bit 24:12

board 19:16,18,20 19:25 20:5,15

bona 4:12 5:14,18 5:21 6:7 10:8,25 11:6,17

Bond 2:12

bonds 25:1

books 8:8,14,25

bore 22:19

Borowick 15:21

Bowling 1:16

bring 20:18

brought 5:11

Brown 22:3

Bruce 3:10,16 12:14

Building 3:13

business 4:16,21 13:5,6,7,8 14:24

C

C 3:2 4:1 27:2,2

California 7:8

call 21:25

calls 22:22

capacity 9:7,19

capital 12:24 13:7 24:21

card 4:24 5:1,3 13:13,14 24:18

cards 24:17

case 1:3 12:17 14:20 14:21,23

cases 12:16

Catch-22 19:12

cause 5:24

caused 11:23

certainly 10:7,25 11:17 15:23,25

certify 27:4

change 12:16

Chapter 2:2 14:23

check 12:10

Christine 23:7

Circuit 5:6

Civil 7:8

claim 5:16,17,18 6:20 7:1,3,5,7,10 10:7,24 11:2,16,18 17:1 18:2 3,24 24:2 24:4

1

claimed 9:7

claims 5:13,20,20,21 5:23 6:2,6:7,10,18 12:1 15:8 24:7,21

Code 7:8

collection 18:13

come 19:9 23:3 25:1

comment 4:5

companies 4:19 6:1 12:23,23,24 13:23

company 4:18,19 5:24 11:23 12:24 14:16 15:13 14,24 15:24 16:6 24:15

Compel 2:11

compensation 17:14

concede 21:5

conceded 21:3

concerning 6:5

concluded 26:12

conduct 8:4

conducting 4:16,21 13:5,6,7

confidentiality 22:8

confirmed 7:6

confronting 19:19

Congress 5:5 14:21

consent 25:7

constructive 10:7,24

constructively 19:10

consultant 16:5 21:17

contention 16:2

contingent 7:13 15:7

continually 13:1

continuance 12:17

continue 8:1 24:20

contract 10:11 11:1

contracts 24:16

contradicted 17:7 17:12 20:2,4

conversation 12:20

corporate 11:5,16

corporation 17:14 18:12 20:7

correct 9:9,14,23 11:10 12:11,11 21:18 25:4

corrected 14:11

correctly 25:3

counsel 12:17 20:15 21:6 22:5,7 24:8

counsel’s 22:11

Country 27:11

course 5:9,10 12:2 24:8

court 1:1,15 4:4,9,11 4:13,16,21 5:4,22 6:9,11,21,25 7:12 7:14,23 8:1,3,6,17 8:20,22 9:3,10,13 9:15,20,22 10:2,13 10:20 11:8,11,13 12:2,6,9,13,16,22 13:4 14:2,4,7,9,17 14:18 15:3,6,14,16 15:18,20,22,24 16:1,9,13,15,18,20 16:25 17:2,4,6,9 17:12,19,24 18:3,718:10,20,25 19:4 19:22 20:2,4,9,10 20:12,16,23,25 21:2,5,8,11,15,19 21:23 22:1,14,16 22:19,21,24 23:1,3 23:8,10,12,14,18 23:21 24:3 25:5,9 25:13,17,24 26:2,5 26:7,10

courtroom 6:9

credit 4:24 5:1,3 9:10,16 13:14

creditor 7:19 8:15 8:24 9:5 10:9,23 15:10,22,22

creditors 3:11 12:15 15:7 21:6 22:16 23:24 24:7

D

D 1:23 3:10,16 4:1

damages 24:7,13,25

Date 27:15

David 18:20

day 13:9

deal 5:3 24:5

dealt 12:12

debtor 6:21 11:20

debtors 1:11 2:11,13 3:4 4:3 9:17 12:7,9 23:19

debts 5:9 13:9

declaration 8:7

defense 7:4 8:16

defenses 15:11

definitive 7:18

deny 12:2

detail 7:22

determination 5:15 5:16,17

developing 4:24

development 24:18

different 6:11 13:2 20:21

directly 12:22 23:25 24:10,24

directors 19:16,19 19:20,25 20:15

discussed 18:14

dismiss 2:2,5 4:4 14:15 20:20 21:4

Dismissal 2:13

dismissed 11:22

dispute 5:15,18,21 6:7 10:8,25 11:7 11:17 13:4 15:8

disputes 11:13

disregard 21:19,20

DISTRICT 1:2

division 20:19

document 8:9

documentation 16:5 19:8,16 22:9

documents 22:1

Dolan 23:6,7,9

dollar 18:23,24

dollars 16:3,8,16 19:1,2,23 20:22 24:16

double 12:10

DRAIN 1:23

due 7:3

duties 19:11

E

E 1:22,22 3:2,2 4:1,1 13:24 22:6 27:2

effect 8:13

either 19:14 23:25

else’s 5:2

employed 15:12

employee 11:9

employment 11:1 19:8 21:15,19,20

engagement 16:9,10 22:2

enormous 5:24 24:25

enter 19:12

entities 4:14,18 13:13

entitled 10:9

entity 4:17 11:17

equity 11:24

ESQ 3:8,16

etcetera 5:1 8:925:1

event

evidentiary 8:5

exactly 11:10

Excuse 10:16

execution 21:22

exhibit 17:20 19:9

expense 5:24 20:12

expenses 19:24 20:10

expired 7:11

2

extended 9:10,11

extension 9:16

extent 14:12

E-Smart 1:7 2:3,9 4:17,18,21 9:25 10:11 11:2,14,23 13:2,4 14:14 15:15 15:17 16:7 19:2 22:5 23:19

F

F 1:22 27:2

face 7:4,22 8:16

fact 5:11 10:25 12:21 18:23 19:1 19:17,20 22:9 24:8

facts 12:21

factually 5:19

fact-finding 5:16

faith 5:9

fall 17:23

February 17:21

fees 20:6

fide 4:12 5:15,18,21 6:7 10:8,25 11:6 11:17

fifteen 22:21

Fifth 3:5

fight 6:1

file 10:9 11:21 23:25 24:1

filed 2:3,5 18:8 21:4

files 19:6

filing 5:9 25:6

filings 16:7

find 19:5

fine 15:6 26:2,5

fingerprint 4:25

first 12:21,22

five 22:16

fixed 16:2

flatly 17:6,12

fly 23:16

focused 14:22

follows 23:22

force 6:1

foregoing 27:4

formation 20:6

formed 13:9

forth 20:19 25:19,19

forward 13:8

Fourth 3:12

Frankel 3:3 12:19 12:21

fraud 4:25

fully 15:1

fun 23:16

fund 11:24

G

G 4:1

gatekeeper 5:7,7,12 11:20 12:4

general 4:5 16:22,25

generally 14:19

giving 19:8

go 6:3 15:22 21:8 23:18 25:16

goes 11:24 12:21

going 6:10 8:4 14:20 14:21,23 19:5 22:19 24:24

good 4:2 5:9 12:14

Grace 13:19 18:6

great 7:21 13:17

Green 1:16

guarantee 9:15

H

hanging 25:14

harm 14:21,23

hear 18:2

heard 9:22 18:3

hearing 2:2,5,8,11 8:5

help 16:5,25

holding 6:1

HON 1:23

Honor 4:2 5:15 6:14 8:19 12:5,8,11,14 13:11,22 14:6,8,11 15:1,4,9,17,19 16:14,17,19 17:8 17:11,17,22 18:2,9 18:19,22 19:5 20:3 20:9,11,17,24 21:12,14,18,21,25 22:12,18,25 23:2,5 23:6,11,20 24:12 25:4,7,21,23 26:11

Huffman 21:9,11,12 21:16 22:6

huge 24:21

hundreds 24:16

I

including 13:3,3

income 12:25

incomplete 22:2

incorporate 25:22 25:25

incurred 19:24

independent 16:5

indication 19:7

indirectly 23:25 24:10,24

individual 26:7

industry 5:1 13:14

information 13:17 13:18,20 20:13

inhibit 24:20

instigate 24:1

interesting 19:6

Intermarket 1:8 2:6 2:9 6:16,23 9:13 9:15 10:1,5,10,12 10:23,25 11:3,9 13:3,25

Intermarket’s 11:8

involuntary 2:2,5,11 4:4,6 5:14,23 10:9 11:19,21 23:19

involved 11:6

issue 5:1,7,7,12 11:20,21 12:4,4 14:18 15:3,7 20:18 24:14 25:9

issues 5:8,10,10 6:4 12:3

item 7:11 10:3 22:4

items 6:15

IVI 1:9 13:3 14:1,3,8 15:15,17 16:1,8,15 16:18 17:15,25 18:12,12,21,22 19:2,17 20:19 22:5

J

Joint 2:8

Jr 22:6

Judge 1:24 25:16

July 7:3,10

jump 15:4

juncture 17:17

June 7:2 17:21

jurisdictional 5:7,12 12:4

jurisdictionally 6:8

K

Kanners 22:6

keep 13:1 24:23

Kevin 6:20 7:2 9:24

know 9:24 11:4 13:23 15:2 16:25 18:2 19:13

knows 12:16

Korea 13:18

KRINSKY 3:3

Kwalk 7:2 9:7,24

KY 3:14

L

late 19:15

led 22:20

legal 20:6

legally 5:18

legitimacy 7:5

legitimate 8:15 24:4

letter 16:9 22:3

let’s 4:7 15:3,6,22 16:1 23:18 25:22

3

level 11:14,18

life 6:1

limitation 7:4,10

limitations 8:15

liquidated 16:3

liquidation 14:23

list 6:10,13,14 10:4

litigated 5:22

litigation 21:17

little 24:12

LLC 27:10

LLP 3:3

loan 7:2,15 8:9 9:11 9:12,16,18

Loans 9:4

long 24:23

longer 19:20

look 6:15 13:22 22:2 26:7

looking 18:22

Louisville 3:14

Lucas 17:1 18:23 20:18 21:7 22:9

M

making 17:10

March 17:21

mark 19:6

market 11:24

markets 24:21

Mary 13:19 18:6

Matter 1:5

mean 8:2,6 9:5 22:24 23:24

meant 5:3

meet 24:4

member 19:20,25 20:14

methodologies 13:2

middle 5:25

millions 24:16

Mineola 27:13

minutes 22:21

misimpression 12:20

misspoke 10:18

mistake 4:20

moment 4:7 8:13 22:20

money 9:6 11:24 13:1,24 16:15 21:17 24:20

morning 4:2 12:14

motion 2.2,5,8,11 4:4 12:2 14:15 20:20 21:4 23:1,22

Motions 2:13

move 18:20

N

N 3:2 4:1 27:2

nature 4:6

need 4:11 8:6 25:9

never 15:12 17:13 18:3,5,14,16,18 19:11,12,21 24:3

New 1:2,17,17 3:6 7:9 27:13

nondisclosure 22:8

normal 18:4,5

Norton 10:10,14

note 14:13

Numbers 1:3

NY 3:6

O

O 1:22 4:1 27:2

objection 10:22,24 24:3

objections 10:5

obligation 7:6,7,20 8:25 9:2,6,12,21

obliged 11:4

obviously 11:6 14:22

occasion 13:25

office 25:16

oh 10:18 23:12 25:24

Okay 5:4 6:25 7:1 8:3,22 12:13 14:17 17:19 18:20 19:4 21:8,15,23 23:3,5 23:9 25:5,17

Old 27.11

operates 24:15

operating 4:13,17 5:25,25 12:23,24 14:24 24:16

opposed 6:9 10:12

orally 8:12

order 2:8 13:8 25:10 25:11,13,17,18

orders 26:7

ordinary 5:9

original 14:15

outstanding 7:17

owed 9:1 15:10 16:2 21:16

P

P 3:2,2 4:1

paid 16:15,16,23,24 19:10,11,12,13,14

papers 12:12 14:4

paragraph 17:13

pardon 17:8

part 24:22,23

participate 11:19

particular 6:5 14:23 16:20,21 22:20

particularly 12:20 14:24

Pause 14:10 17:5,16 19:3 20:1 21:13

paying 5:8

payment 19:17

payments 7:14

penalty 8:7 9:23

people 22:13 24:25

period 16:12

perjury 8:7 9:23

person 7:23,24 8:17

petition 2:2,5 5:14 5:24 6:16,19 8:12 10:4,10,10 11:21 23:25 24:1,9,24

petitioner 11:19

Petitioners 2:11,12

petitioning 10:23 12:15 15:7,10 21:6 22:16 23:24 24:7

petitions 4:5,6 6:6 23:23 25:6,18

ph 7:2 10:4 15:21 21:9 22:6 23:7

phone 22:22

pick 8:11

piercing 11:5,16

pleading 14:9

pleased 23:20

PLLC 3:10

point 13:17

Poon 8:19,21,22 9:4 9:22,24 10:15,17 15:4

position 11:8,20

possibility 4:7,25

Post 2:12

potential 10:4 14:20 24:7

prejudice 23:23,24 25:12

premises 16:11,13

prepared 6:3 17:20 18:11,15 24:6

president 13:19 18:6

prevent 5:2

private 4:19,20

problem 13:10

problems 11:23

procedurally 22:19

Procedures 7:8

proceedings 5:11 11:22 26:12 27:5

process 12:1 13:20

production 11:25 24:19

proffer 8:23 9:22

4

promptly 25:14

proposition 4:9

prospective 4:3

Protective 2:8

provided 20:5

public 4:19

pursue 6:9 24:2

put 12:1 13:2,8 24:13

p.m 23:17 26:12

Q

question 5:13 7:5 14:19

quickly 6:20

quite 16:12

R

R 1:22 3:2 4:1 27:2

raise 13:24 24:20

raised 11:13 24:14

raises 11:24

Raysman 22:3

reached 23:21

really 14:18,25 24:19

receive 19:17

received 17:13 19:15

Recess 23:17

record 20:25 21:2 23:18 24:14 25:20 25:23 27:5

records 8:8,14 9:1

referring 10:13 18:10

reflect 7:5

Reid 22:3

related 20:6

relationship 18:17

reliance 21:23

relying 18:21

remained 19:16

rendered 17:14,24

repetition 24:9

Reply 2:12

report 23:21

represented 20:9

researched 7:21

reserve 24:10

resigned 19:21

resolution 23:21

resolve 22:22

response 2:12 7:19 17:18 18:25 19:9 21:3,4

rest 10:6,22 12:11

retained 16:4

revenues 13:24

Richard 10:17

right 6:8 8:1,4 9:18 9:20 10:2,20 11:12 11:15,21 12:3 15:10,20 16:13 17:6 20:12 23:8 24:2,22 25:5,9,25

rights 24:11

rise 12:17 19:8

rises 11:18

Road 27:11

Robert 1:23 22:6

Russo 15:10 16:2,4 16:11,23 17:14 18:11,14,17

S

S 3:2 4:1

sale 22:2

saw 17:10

says 5:6 17:13,22 19:1,10,18 21:16

schedule 6:3,5,18 12:12

scope 24:13

second 5:6 15:5 22:4

Section 7:8

security 13:16

see 12:10

seeking 12:24 13:1

seen 22:10,10

sent 13:18 15:12 20:21 22:3

separations 17:1

serious 11:23

services 13:15,16 17:14,24 18:11 20:6

set 20:19 25:19

setting 25:18

Shapiro 2:25 27:4,8

share 16:13

shareholder 7:7,20 9:1,6,8,21,25

shareholders 9:4

Sharona 2:25 27:4,8

shipping 24:17

shows 13:21 14:15 20:21,22

signed 22:5,6,7,9

signing 21:22

similar 7:9

simpler 26:3

sir 6:21

situation 7:20 10:23 11:7 19:13

six 7:9

Smart 1:9 13:13,25 16:1,15,18 17:15 17:25 18:12,21 20:19

somebody 5:2,2

sorry 6:21 10:13,18 12:8 14:4 15:16 17:3 20:3 21:1,10 23:12

South 3:12 13:18

SOUTHERN 1:2

speaking 14:19

specifically 5:6 14:12

split 20:22

stage 11:22 24:18,19

stand 14:11

Starks 3:13

start 16:1

started 12:22

state 5:22 6:9 24:2 25:3

stated 14:12 25:25

statement 8:7 17:6,9 17:24 18:8,11

STATES 1:1

statute 7:4,9,10 8:15

Steiner 22:3

stipulation 24:22 25:2,18

stock 4:18

Street 3:12

stuff 5:13

submit 8:13 25:11 25:13

submitted 17:22,25 18:6,12,16,18,24

subsequent 24:9

Suite 3:13 27:12

summary 17:19

supported 16:6

suppose 4:8

supposed 19:18

sure 9:3 22:12

swear 8:23

sworn 8:6

T

T 27:2,2

take 6:15

taken 19:21

talking 7:3 11:5 12:3

Technologies 1:7,9 2:3,9 14:14 18:12 18:13 23:19

technology 4:23 5:3 11:25

Technology’s 20:19

ten 22:21

tendered 18:25

termination 10:7,24 19:12

terms 23:22 25:19

Thank 12:4 23:5 26:6,10,11

5

theirs 22:10

Thelen 22:3

things 19:11

think 4:7 8:16 10:7 12:16 18:3 20:14 21:21 25:22,24

third 22:4

thought 23:14

three 6:6 12:15 13:12 15:18 22:12 22:22 26:7

time 4:22 13:17 16:12 20:5 23:16

today 4:4 15:9

told 7:6,21,23

Transcribed 2:25

transcript 27:4

transpired 22:19

tried 13:24 16:25

trigger 5:23 6:8

triggered 4:24

true 27:5

trying 13:19 20:18

turn 15:3,6

two 4:19,20 6:1,18 15:18 19:11 22:12 22:22 23:19

type 5:21,22 6:2,7 10:8 11:7,17,25

U

understand 4:9 7:19 9:4 11:15 15:1 17:11 22:18 24:14

understands 24:12

unfortunately 6:16 8:11

UNISON 26:11

UNITED 1:1

unliquidated 15:8

unsigned 10:11 21:15

update 6:4,13,15 10:3

updates 12:6,9

utilize 13:19

U.S 1:15,24

V

value 13:8

veil 11:6,16

Ventures 1:8 2:6,9 9:13,16

Veritext 27:10

voluntary 23:21

W

waive 24:6

waiving 24:22

want 4:5 6:19 22:13 24:13 25:13,14

wasn’t 18:17

wax 11:17

we’ll 24:5 25:11

we’re 7:11 12:3 19:19 23:18 24:22

we’ve 23:21

whatsoever 9:19

Williams 19:15

wish 24:2

withdraw 25:8

withdrawal 25:6,12

withdrawing 25:18

withdrawn 23:23

words 5:8 6:23 7:16

work 16:7,20,21,22 16:24

worked 16:11,11

world 13:16

writing 18:15

wrote 14:13,13

X

x 1:4,13

Y

year 7:10,17 19:15

York 1:2,17,17 3:6 27:13

York’s 7:9

0

08-14283-rdd 1:3

08-14285 1:3

08-14326 1:3

1

1,500 18:23 20:22

1,750 19:18,22 20:5

10-Q 14:14

100,000 16:8

100,100 16:3

10017 3:6

11 23:14

11:24 1:20

11:30 23:4,11,12

11:57 23:17

11501 27:13

12 23:15

12:24 23:17

12:27 26:12

12:30 23:10,13,14

1450 3:13

2

200 27:11

2000 7:2,3,10,17

2006 7:11

2008 17:21,23 18:8

2009 1:19 7:11 27:15

29 1:19

3

336(a) 7:9

4

40202 3:14

455 3:12

489 3:5

5

50,000 16:16

580 27:12

6

6 17:13

7

7 2:2 14:23 27:15

750 18:24 19:1,2

6